Exhibit 10.5

PREMIUM FINANCE AGREEMENT ***A719799***	Louisiana P.O. Box 3066 - 3522 Thomasville Rd. Tallahassee, FL 32315 Phone 850-907-5610

☐PERSONAL ☒COMMERCIAL ☐NEW ☒AGENCY RENEWAL ☐ADD’L PREMIUM

THIS AGREEMENT, made effective the	1	day of	May 2010	, between
RAAM GLOBAL ENERGY CO & CENTURY EXPLORATION

(Name of Borrower/Insured exactly as it appears in financed policies)	SSN OR TAX #

ADDRESS	C/O MR MICHAEL WILLIS 3838 N CAUSEWAY BLVD 2800

CITY	METAIRIE	STATE	LA	ZIP	70002	PHONE	# (504) 832-3750

hereinafter called the Borrower, and Premium Assignment Corporation, a Florida Corporation hereinafter called Lender, for the purpose of financing the purchase of insurance policies described in the Scheduled Policies of Insurance listed in page 3 to this Agreement.

TOTAL PRICE OF PREMIUMS	- CASH DOWN PAYMENT	= PRINCIPAL BALANCE OWED ON PREMIUMS	+ DOC STAMPS & SERVICE FEE (if applicable)	= TOTAL AMOUNT FINANCED	+ FINANCE CHARGE (Amount credit costs over term of loan)	= TOTAL OF PAYMENTS (Amount paid if all payments made as scheduled)	ANNUAL INTEREST RATE

9,880,750.00	1,006,366.74	8,874,383.26	0.00	8,874,383.26	182,917.40	9,057,300.66	4.92

SELECT BILLING OPTION: ☒Payment Book ☐Monthly Invoice YOUR PAYMENT SCHEDULE WILL BE:	Amount of Monthly Payment	Number of Payments	Date First Payment is Due

Each monthly payment due on same day of each succeeding month until paid in full.	1,006,366.74	9	6/1/2010

FOR VALUE RECEIVED, BORROWER PROMISES TO PAY to the order of Lender at the address given at the top of this page, the Total Amount Financed and all sums shown above, including interest at the Annual Interest Rate and other charges as described hereinafter, pursuant to the terms stated below and in page 2 of this Agreement.

1. SECURITY FOR PAYMENT: To secure payment of all sums due under this Agreement, Borrower grants Lender a security interest in any unearned premiums or other sums which may become payable under the Scheduled Policies of Insurance shown on page 3.

2. LIMITED POWER OF ATTORNEY: BORROWER IRREVOCABLY APPOINTS LENDER AS ATTORNEY-IN-FACT TO CANCEL THE SCHEDULED POLICIES OF INSURANCE AFTER BORROWER DEFAULTS IN MAKING PAYMENTS UNDER THIS AGREEMENT.

3. NOTICE TO BORROWER: [1) Do not sign this Agreement before you read it, or if it contains any blank space (other than as provided on the next page), (2) You are entitled to have and should retain a completely filled in copy of this Agreement to protect your legal rights, (3) Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge, and (4) BY SIGNING BELOW BORROWER AGREES TO THE PROVISIONS ABOVE AND ALL OF THE TERMS WHICH APPEAR ON THE SECOND PAGE OF THIS AGREEMENT AND ACKNOWLEDGES RECEIPT OF COPIES OF PAGES 1, 2 AND 3 OF THIS AGREEMENT.

SIGNATURE OF ALL INSURED[S] NAMED IN POLICIES OR AUTHORIZED AGENT OF INSURED[S], AS PERMITTED BY LAW:

5/17/10	/s/ Michael J. Willis
Date	Name and Title: Michael J. Willis, COO	Date	Name and Title:

PRODUCER’S REPRESENTATIONS & WARRANTIES:

The undersigned Producer represents and warrants that: (A) The Cash Down Payment shown above has been paid by or on behalf of the Borrower. (B) The Total Price of Premiums shown above has been or will be used to purchase insurance policies shown in the Scheduled Policies of Insurance on page 3 of this Agreement. Any portion of the Total Price of Premiums received by Producer that is not used to purchase such insurance policies, as well as any refunds or credits on such policies, shall be promptly paid to Lender. (C) To the best of the undersigned’s knowledge and belief, Borrower is not subject to any bankruptcy or insolvency proceedings and Producer has no reason to believe that Borrower is insolvent. (D) The Borrower’s signature(s) is (are) genuine and authorized, or to the extent permitted by applicable law, the Producer has been authorized by Borrower to sign this Agreement on Borrower’s behalf. (E) Producer has delivered or will deliver a copy of this Agreement to Borrower. Producer agrees that the Representations & Warranties above, as well as those on page 3 of this Agreement, are a binding contract between Producer and Lender.

PRODUCER/AGENCY

Name	USI SOUTHWEST - HOUSTON
Address	PO BOX 218060	5/14/2010	/s/ Bethany Loving
	HOUSTON, TX 77218	Date	PRODUCER’S SIGNATURE

IN CONSIDERATION of the payment by Lender of the Principal Balance Owed on Premiums shown on page 1 to the insurance companies named in the Scheduled Policies of Insurance shown on page 3 (or the agents of such companies), the Borrower agrees:

4. ACCEPTANCE DATE This Agreement is binding upon its acceptance by Lender. Acceptance shall occur upon payment of the Principal Balance Owed on Premiums to the insurance companies named in the Scheduled Policies of Insurance, or the agents of such companies.

5. PAYMENTS Borrower shall make payments directly to Lender in the amounts and at (he same time specified on page 1 of this Agreement. Payments shall be made at Lender’s address given at the top of page I or such other address as Lender may direct in writing. Payments made to any other address, person, firm, corporation or insurance agency (including but not limited to the Producer) shall not constitute payment to Lender. Payments received after cancellation of the Scheduled Policies of Insurance shall be credited to the unpaid balance due under this Agreement and shall not constitute reinstatement of the cancelled policies, nor shall it constitute a waiver by Lender of any rights.

6. LATE CHARGES If a payment is more than 5 days late, Borrower agrees to pay a late charge of 5% of each delinquent or unpaid installment, unless prohibited by applicable law.

7. DEFAULT/CANCELLATION A default shall occur if Borrower fails to pay any sums required by this Agreement in a timely manner, including interest and Late Charges, or if Borrower fails to carry out any other obligations under this Agreement. After default, any unpaid balance of the Total Amount Financed may become immediately due and payable in full at the option of Lender, and Lender may enforce its security interest and its rights under the Limited Power of Attorney. Interest will continue to accrue on the unpaid balance at the Annual Percentage Rate or maximum rate allowed by applicable law, at the option of Lender, until all balances owed under this Agreement are paid. Lender may request cancellation of all or any of the Scheduled Policies of Insurance at the earliest time after default permitted by applicable law. Should Lender cancel the Scheduled Policies of Insurance, Borrower agrees to pay Lender a cancellation fee of $15 as permitted by applicable law.

8. EXCESS INTEREST OR FEES It is the intent of the Lender that no interest, fee or charge in excess of that permitted by applicable law will be charged, taken or become payable under this Agreement In the event it is determined that Lender has taken, charged or accrued interest, fees or charges in excess of that permitted under law, such excess shall be returned to Borrower or credited against the sum due Lender hereunder.

9. REFUNDS The Borrower will receive a refund of the finance charge if the account is prepaid in full prior to the last installment due date. The refund shall be computed according to applicable law subject to a nonrefundable service charge of $20.

10. SHORTAGE OR OVERAGE OF RETURNED PREMIUM If Lender does not receive unearned premiums or other funds after cancellation or expiration of the Scheduled Policies of Insurance in an amount sufficient to pay the unpaid balance due under this Agreement, Borrower agrees to pay the deficiency to Lender on demand. Interest shall accrue on the deficiency at the Annual Percentage Rate, or the maximum rate allowed by applicable law, at the option of Lender. If the unearned premiums received by Lender are more than the amount due under this Agreement, the excess shall be returned to Borrower within the lime allowed by applicable law. Borrower has no right to any excess of less than the minimum amount required to be paid by applicable law.

11. ATTORNEYS FEES/COURT COSTS Borrower agrees to pay all attorneys fees, expenses and costs incurred by Lender in collecting amounts due from Borrower under this Agreement, including attorneys fees incurred on appeal and in bankruptcy, unless prohibited or limited by applicable law.

12. LENDER RELATIONSHIP Borrower acknowledges that: (a) Lender is not an insurance agent nor an insurance company, (b) This Agreement is a financing agreement and not an insurance policy or guarantee of insurance coverage, (c) Lender has played no part in the selection or structuring of the financed insurance policies, (d) Lender has no obligation to request reinstatement of any insurance policies properly cancelled after a default under this Agreement, and (e) The decision of whether to reinstate insurance coverage is made solely by the insurance companies providing coverage, not Lender.

13. ADDITIONAL PREMIUMS Lender may advance to Producer, as Borrower’s agent, or to an insurance company any additional premiums that may become due, less normal down payment, adding the advanced amount, plus any finance charge, to Borrower’s balance under this Agreement. However, any additional premium which is owed to the insurance company(ies) named in the Scheduled Policies of Insurance as a result of any misclassification of risk which is not paid in full or financed in this Agreement may result in cancellation of the coverage by the insurance company for nonpayment of premium Lender’s payment shall not be applied by the insurer to pay for any additional premium owed by Borrower as a result of any misclassification of risk.

14. LENDER LIABILITY Lender is not responsible for any damages resulting from cancellation of the Scheduled Policies of Insurance by Lender, as long as the cancellation was done in accordance with applicable law. Borrower shall be responsible for Lender’s reasonable attorneys fees and expenses for any unsuccessful action filed by Borrower seeking damages for improper cancellation. Lender’s liability for breach of this Agreement shall be limited to the Principal Balance Financed under this Agreement, if permitted by applicable law.

15. RETURNED CHECKS Borrower agrees to pay a returned check fee of 5% of the check ($15 max.) as allowed by applicable law, for each of Borrower’s checks returned to Lender for Insufficient funds or because the insured has no account in the payor bank.

16. WARRANTIES OF BORROWER Borrower warrants that. (a) Each of the Scheduled Policies of lnsurance have been issued or a binder has been issued; (b) Borrower has not and will not assign or encumber any unearned premium of the Scheduled Policies of lnsurance or grant a power of attorney to cancel the Scheduled Policies of lnsurance to anyone other than Lender until all sums due under this Agreement are paid in full; (c) Lender may assign all its rights under this Agreement as allowed by applicable law; (d) No proceeding in bankruptcy or insolvency has been instituted by or against Borrower or is contemplated by Borrower, and (e) No insurance financed by this Agreement was purchased for personal, family or household purposes, unless so indicated on page 1 and (f) The Signatory Producer/Agency may receive compensation, remuneration and/or non-cash benefits from Lender.

17. INTEREST CALCULATION Interest is computed on an annual basis of 12 months of 30 days on the balance of the Total Amount Financed, from the effective dale of the earliest insurance policy for which premiums are being advanced to the date when all sums due under this Agreement are paid,

18. BLANK SPACES Borrower agrees that if any policy financed by this Agreement has not been issued at the time the Agreement is signed, the names of the insurance companies issuing the financed policies, the policy numbers and the due date of the first installment may be inserted in the Agreement after it is signed.

19. GOVERNING LAW The Parties agree that the law of the state in which this Agreement is executed shall control the interpretation of the Agreement and the rights of the parties, unless the Agreement is executed in a stale without premium finance laws, in which case the law of the State of Florida shall govern.

20. SAVINGS AND MERGER CLAUSE The Parties agree that if one or more portions of this Agreement are found to be invalid or unenforceable for any reason, the remaining portions shall remain fully enforceable. The parties also agree that this Agreement contains the entire agreement between the parties regarding the subject matter herein and supersedes any prior discussions.

21. FINANCING OPTION Entry into this financing arrangement is not a condition of obtaining insurance. You may opt to pay the premium for such insurance without financing such premium, or to obtain financing from some other source if you choose.

State: LA SCHEDULED POLICIES OF INSURANCE

V8(30)G125865I1.59
RAAM GLOBAL ENERGY CO & CENTURY EXPLORATION		USI SOUTHWEST - HOUSTON	11785
C/O MR MICHAEL WILLIS		PO BOX 218060
3838 N CAUSEWAY BLVD 2800		HOUSTON, TX 77218-8060
METAIRIE, LA 70002	***A719799***	(713)490-4600
(504) 832-3750

Premium	Down Payment	Unpaid Balance	Doc Stamps/Fees	Amt. Financed	Finance Charges	Total/Payments
9,880,750.00	1,006,366.74 (10.19%)	8,874,383.26	0.00	8,874,383.26	182,917.40	9,057,300.66

Payment	Payments	Rate	First Due	Type	Status	Contract Type
1,006,366.74	9	4.92%	6/1/2010	BOOK	RENEW	COMMERCIAL

EFF DATE EXP DATE	COMPANY/BROKER		CITY	ST	CO. #	TYPE MEP	POLICY NO.	TOTAL PREMIUM

5/1/2010	CO:	LLOYDS OF LONDON	TALLAHASSEE	FL	82864	PKG		1,755,158.00
5/1/2011	MGA:	USI SOUTHWEST - METAIRIE	METAIRIE	LA	66841	0.00%
							Taxes/Fees	17,551.00
							Total	1,772,709.00

5/1/2010	CO:	LLOYDS OF LONDON	TALLAHASSEE	FL	82864	PKG		4,297,894.00
5/1/2011	MGA:	USI SOUTHWEST - METAIRIE	METAIRIE	LA	66841	0.00%
							Taxes/Fees	42,978.00
							Total	4,340,872.00

5/1/2010	CO:	LIBERTY MUTUAL INS CO	HOUSTON	TX	87117	PKG		351,032.00
5/1/2011	MGA:					0.00%
							Taxes/Fees	3,510.00
							Total	354,542.00

Created By:	ufls110	Auth Code:

ADDITIONAL REPRESENTATIONS & WARRANTIES OF PRODUCER

(F) All information provided above is complete and correct in all respects and the policies listed above are or will be in force on the stated Effective Date and delivered by Producer to the Borrower, except for assigned risk or residual market policies.

(G) If any information listed above is or becomes incomplete or inaccurate, Producer shall promptly provide correct information to Lender.

(H) The Producer is an authorized policy issuing agent of the companies issuing the policies listed above or is the authorized agent of the MGA or broker placing the coverage directly with the insuring company, except those policies indicated with an “X”.

(I) None of the policies listed above are subject to reporting or retrospective rating provisions. All policies subject to audit, minimum or fully earned premium provisions are indicated below;

Policy No and Prefix No:

(J) Except as indicated above, all Scheduled Policies of Insurance can be cancelled by Borrower or Lender on 10 days notice and the unearned premiums will be computed pro rata or on the standard short rate table.

(K) If any Scheduled Policies of Insurance are subject to audit, Producer and Borrower have made good faith determination that the deposit, provisional or initial premiums are not less than the anticipated premiums to be earned for the full term of the policy(ies).

(L) Upon cancellation of any of the Scheduled Policies of Insurance, Producer shall remit to Lender the full amount of the unearned premium, including unearned commission, as well as any other payments or credits received by Producer, up to the unpaid balance due under this Agreement, within 15 days of receipt from the insuring company.

DOCUMENTARY STAMPS REQUIRED BY LAW IF ANY ARE AFFIXED TO MONTHLY JOURNAL AND CANCELLED.

State: LA SCHEDULED POLICIES OF INSURANCE

V8(30)G125865I1.59
RAAM GLOBAL ENERGY CO & CENTURY EXPLORATION		USI SOUTHWEST - HOUSTON	11785
C/O MR MICHAEL WILLIS		PO BOX 218060
3838 N CAUSEWAY BLVD 2800		HOUSTON, TX 77218-8060
METAIRIE, LA 70002	***A719799***	(713)490-4600
(504) 832-3750

EFF DATE EXP DATE	COMPANY/BROKER		CITY	ST	CO. #	TYPE MEP	POLICY NO.	TOTAL PREMIUM

5/1/2010	CO:	LLOYDS OF LONDON	TALLAHASSEE	FL	82864	PKG		1,255,350.00
5/1/2011	MGA:	USI SOUTHWEST - METAIRIE	METAIRIE	LA	66841	0.00%
							Taxes/Fees	12,553.00
							Total	1,267,903.00

5/1/2010	CO:	LLOYDS OF LONDON	TALLAHASSEE	FL	82864	PKG		1,603,490.00
5/1/2011	MGA:	USI SOUTHWEST - HOUSTON	HOUSTON	TX	64460	0.00%
							Taxes/Fees	16,034.00
							Total	1,619,524.00

5/1/2010	CO:	BROKERFEE		**		FEES		215,000.00
5/1/2011	MGA:					100.00%
							Taxes/Fees	2,150.00
							Total	217,150.00

5/1/2010	CO:	AGENT FEES	TALLAHASSEE	FL	83698	FEES		305,000.00
5/1/2011	MGA:					50.00%
							Taxes/Fees	3,050.00
							Total	308,050.00

Created By:	ufls110	Auth Code:

ADDITIONAL REPRESENTATIONS & WARRANTIES OF PRODUCER

(F) All information provided above is complete and correct in all respects and the policies listed above are or will be in force on the stated Effective Date and delivered by Producer to the Borrower, except for assigned risk or residual market policies.

(G) If any information listed above is or becomes incomplete or inaccurate, Producer shall promptly provide correct information to Lender.

(H) The Producer is an authorized policy issuing agent of the companies issuing the policies listed above or is the authorized agent of the MGA or broker placing the coverage directly with the insuring company, except those policies indicated with an “X”.

(I) None of the policies listed above arc subject to reporting or retrospective rating provisions. All policies subject to audit, minimum or fully earned premium provisions are indicated below:

Policy No and Prefix No:

(J) Except as indicated above, all Scheduled Policies of Insurance can be cancelled by Borrower or Lender on 10 days notice and the unearned premiums will be computed pro rata or on the standard short rate table.

(K) If any Scheduled Policies of Insurance are subject to audit, Producer and Borrower have made good faith determination that the deposit, provisional or initial premiums arc not less than the anticipated premiums to be earned for the full term of the policy(ies).

(L) Upon cancellation of any of the Scheduled Policies of Insurance, Producer shall remit to Lender the full amount of the unearned premium, including unearned commission, as well as any other payments or credits received by Producer, up to the unpaid balance due under this Agreement, within 15 days of receipt from the insuring company.

DOCUMENTARY STAMPS REQUIRED BY LAW IF ANY ARE AFFIXED TO MONTHLY JOURNAL AND CANCELLED.